UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12

                         MORGAN KEEGAN SELECT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                         MORGAN KEEGAN SELECT FUND, INC.
                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
               REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND


                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103


                                  May 20, 2008


Dear Shareholders:

     The enclosed Notice and Proxy Statement relate to separate Special and Annual Meetings of Shareholders (the "Meetings") of Morgan Keegan Select Fund, Inc. (the "Company") to be held on July 11, 2008, at the offices of Regions Financial Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, at 12:00 p.m. Central Time.

     At the Special Meeting, the Company's Board of Directors is recommending that shareholders approve a new investment advisory agreement (the "New Advisory Agreement") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and the Company with respect to Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a series of the Company (the "Funds"). In addition, if the New Advisory Agreement is approved by shareholders, the Board is recommending that shareholders elect a new Board of Directors of the Company at the Annual Meeting. The holding of the Annual Meeting is contingent upon the approval of the New Advisory Agreement by the shareholders of the Funds. The New Advisory Agreement will not take effect unless the shareholders elect the new directors and the transaction described in the accompanying Proxy Statement is consummated.

     Morgan Asset Management, Inc. ("MAM"), the current investment adviser to the Funds, has entered into an agreement with HBAM under which HBAM, an investment adviser registered with the U.S. Securities and Exchange Commission, is being proposed by MAM to become the new investment adviser to the Funds. The agreement contemplates that, following the approval of the New Investment
Advisory Agreement by shareholders of the Funds, HBAM would become the investment adviser to the Funds and MAM would no longer serve as the Funds' investment adviser. The agreement also contemplates that in connection with the approval of HBAM as the Funds' investment adviser shareholders would elect a new Board of Directors of the Company, which would consist of individuals proposed by HBAM, and the current members of the Board would no longer serve as directors. Detailed information with respect to each of these proposals is included in the accompanying Proxy Statement for the Meetings.

     The Company's Board of Directors has unanimously approved the New Advisory Agreement and has nominated five new individuals for election as directors of the Company. The appointment of HBAM as investment adviser to each Fund must be approved by the shareholders of that Fund, and the new Board of Directors must be elected by the shareholders of the Funds.

     YOU WILL BE ASKED (1) TO APPROVE THE NEW ADVISORY AGREEMENT AT THE SPECIAL MEETING, AND (2) IF THE NEW ADVISORY AGREEMENT IS APPROVED, TO ELECT FIVE NEW DIRECTORS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY

AGREEMENT FOR YOUR FUND(S). THE BOARD ALSO UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. ALTHOUGH THE BOARD HAS DETERMINED THAT THE PROPOSALS ARE IN YOUR BEST INTEREST, THE FINAL DECISION IS YOURS.

     YOUR VOTE IS IMPORTANT. The accompanying Proxy Statement includes a detailed description of the proposals and the reasons for the Board's recommendations. The formal Notice of Special and Annual Meetings and proxy cards also are enclosed. Please read the enclosed materials carefully and cast your vote. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the attached proxy materials, please complete, sign and date your proxy cards and mail them in the enclosed postage-paid envelope. Please refer to the enclosed proxy cards for alternative forms of voting or you may vote in person.

     Thank you for your continued support.


                                      Sincerely,

                                      /s/ Brian B. Sullivan

                                      Brian B. Sullivan
                                      President

                         MORGAN KEEGAN SELECT FUND, INC.
                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
               REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103

              NOTICE OF SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

                                  JULY 11, 2008
                            -----------------------

Dear Shareholders:

     NOTICE IS HEREBY GIVEN that separate Special and Annual Meetings of Shareholders (the "Meetings") of Morgan Keegan Select Fund, Inc. (the "Company") will be held on July 11, 2008, at 12:00 p.m. Central Time, at the offices of Regions Financial Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, for the following purposes:

SPECIAL MEETING

     (1) To approve a new investment advisory agreement between Hyperion Brookfield Asset Management, Inc. and the Company with respect to Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a series of the Company; and

     (2) To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

     (1)  To elect a new Board of five Directors of the Company; and

     (2) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

          The Board of Directors has fixed the close of business on May 5, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

                                        By Order of the Board of Directors,

                                        /s/ Charles D. Maxwell

                                        Charles D. Maxwell
                                        Secretary

May 20, 2008

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            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARDS PROMPTLY.

     SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETINGS IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU OWN SHARES OF MORE THAN ONE FUND, THERE WILL BE TWO PROXY CARDS ENCLOSED FOR EACH FUND OWNED. PLEASE FILL OUT AND RETURN EACH PROXY CARD. PLEASE REFER TO THE ENCLOSED PROXY CARDS FOR INSTRUCTIONS ON ALTERNATIVE FORMS OF VOTING. IF YOU SIGN, DATE AND RETURN THE PROXY CARDS BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND THE ELECTION OF EACH OF THE NOMINEES.

     TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARDS PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                         MORGAN KEEGAN SELECT FUND, INC.
                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
               REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                              50 NORTH FRONT STREET
                            MEMPHIS, TENNESSEE 38103

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                   SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

                                  JULY 11, 2008

     This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Morgan Keegan Select Fund, Inc. (the "Company") to be voted at separate Special and Annual Meetings of Shareholders of the Company to be held on July 11, 2008, at 12:00 p.m. Central Time at the offices of Regions Financial Corp. ("Regions"), 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, or any adjournments thereof (the "Meetings"). The approximate mailing date of this Proxy Statement and the accompanying proxy cards is May 27, 2008.

     As discussed more fully below, shareholders of the Company are being asked to vote:

SPECIAL MEETING

     (1) To approve a new investment advisory agreement (the "New Advisory Agreement") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and the Company with respect to Regions Morgan Keegan Select Short Term Bond Fund (the "Short Term Bond Fund"), Regions Morgan Keegan Select Intermediate Bond Fund (the "Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund (the "High Income Fund"), each a series of the Company (individually, a "Fund" and collectively, the "Funds"); and

     (2) To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

     (1)  To elect a new Board of five Directors of the Company; and

     (2) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board knows of no business other than the approval of the New Advisory Agreement and the election of the new Board of Directors that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment. The New Advisory Agreement will be considered and voted on at the Special Meeting and, if the New Advisory Agreement is approved by shareholders, the proposal to elect a new Board of five Directors will be considered and voted on at the Annual Meeting. The New Advisory Agreement will not take effect unless the shareholders also elect the new directors and the Transaction (defined below) is consummated. The holding of the Annual Meeting is contingent upon the approval of the New Advisory Agreement at the Special Meeting. In the event that the New Advisory Agreement is not approved, the Annual Meeting will not be held.

        The close of business on May 5, 2008 has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding shares of each Fund as of the Record Date is set forth below:

-------------------------------------------------------------------------------------------------
                             Number of        Number of        Number of
                              Class A          Class C          Class I          Total Number
                               Shares           Shares          Shares             of Shares
-------------------------------------------------------------------------------------------------
Short Term Bond Fund        1,028,709.393      25,817.294      803,166.001       1,857,692.688
-------------------------------------------------------------------------------------------------
Intermediate Bond Fund      6,549,998.767   7,571,909.547   14,637,288.863      28,759,197.177
-------------------------------------------------------------------------------------------------
High Income Fund           10,449,037.526   8,919,802.781   20,833,799.293      40,202,639.600
-------------------------------------------------------------------------------------------------

Except as set forth in Appendix A, as of the Record Date, the Company does not know of any person who owned beneficially 5% or more of any class of shares of a Fund. As of the Record Date, current directors and officers of the Company as a group owned an aggregate of less than one percent of each Fund's outstanding shares. Additional information regarding voting your shares of the Funds and attending the Meetings is included at the end of this Proxy Statement in the section entitled "Voting Information."

        The Company is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of the three Funds, each a separate diversified series. Each Fund issues three classes of shares: Class A shares, Class C shares and Class I shares (individually and collectively referred to as "shares," and the holders of the shares are "shareholders").

        Morgan Asset Management, Inc. ("MAM"), 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is a wholly owned subsidiary of MK Holding, Inc. and serves as the Funds' investment adviser under two investment advisory agreements (the "Current Advisory Agreements"). MK Holding, Inc. is a wholly owned subsidiary of Regions. Morgan Keegan & Company, Inc. ("Morgan Keegan"), the distributor of the Funds' shares, is also a wholly owned subsidiary of Regions.

        The date of this Proxy Statement is May 20, 2008.

                                TABLE OF CONTENTS

OVERVIEW ......................................................................4
The Transaction................................................................4
Post-Transaction Structure and Operations of the Funds.........................5
HBAM and its Affiliates........................................................6
Anticipated Benefits of the Transaction........................................6

SPECIAL  MEETING--PROPOSAL  1: APPROVAL OF THE NEW ADVISORY AGREEMENT
BETWEEN THE COMPANY AND HBAM WITH RESPECT TO EACH FUND ........................7
Reasons for Board Approval and Recommendation..................................7
Terms of the New Advisory Agreement...........................................11
Differences Between the Current Advisory Agreements and New Advisory
Agreement.....................................................................13
Other Agreements Relating to the Funds........................................14
Section 15(f) of the 1940 Act.................................................16
Required Vote.................................................................17

ANNUAL MEETING--PROPOSAL  2:  ELECTION OF A BOARD OF DIRECTORS ...............18
Board Consideration of the Nominees...........................................18
Information Concerning Nominees...............................................18
Ownership of Fund Shares......................................................21
Board and Committee Meetings..................................................21
Information About the Company's Current Officers..............................23
Compensation of Directors.....................................................24
Procedures for Communications to the Board ...................................24
Required Vote.................................................................24

ADDITIONAL INFORMATION........................................................25
Investment Adviser, Administrator and Distributor.............................25
Information about the Independent Registered Public Accounting Firm ..........25
Legal Proceedings.............................................................26

VOTING INFORMATION ...........................................................26
Required Vote.................................................................27

SOLICITATION OF PROXIES ......................................................27

SHAREHOLDER PROPOSALS ........................................................28

SHAREHOLDER REPORTS ..........................................................28

OTHER BUSINESS ...............................................................28

APPENDIX A ..................................................................A-1

APPENDIX B ..................................................................B-1

                                    OVERVIEW

        On April 21, 2008, the Board considered and approved items to effectuate a proposal by MAM and HBAM, whereby HBAM would become the new investment adviser to the Funds. To implement the new investment advisory arrangement for the Funds, the Board approved the New Advisory Agreement between HBAM and the Company with respect to each Fund. The Board is submitting the New Advisory Agreement for approval by the shareholders of the Funds. If the New Advisory Agreement is approved by shareholders, the Board also is submitting a slate of five nominees for election to serve as a new Board of Directors of the Company following consummation of the Transaction (defined below).

THE TRANSACTION

        MAM and its affiliates have entered into an Adoption Agreement with HBAM dated as of April 18, 2008 (the "Adoption Agreement"), under which HBAM is being proposed by MAM to become the new investment adviser to the Funds and four closed-end funds (the "Closed-End Funds") currently advised by MAM (the "Transaction"). The Adoption Agreement contemplates that, following approval of the New Advisory Agreement by shareholders of the Funds, approval of separate new advisory agreements by shareholders of the Closed-End Funds, the election of a new Board of five Directors of the Company (the "New Board") and the election of new boards of directors of the Closed-End Funds, HBAM would become the investment adviser to the Funds and MAM would no longer serve as the Funds' investment adviser. The Adoption Agreement also contemplates that MAM would support the election of the New Board, which would consist of individuals proposed by HBAM, and the current members of the Board would no longer serve as directors following consummation of the Transaction. The Adoption Agreement contemplates that the same slate of nominees would be elected and qualified as a new board of directors of each Closed-End Fund.

        After careful consideration of the history of each Fund's relationship with MAM and HBAM, the Board, including all of the directors who are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Directors"), who were present at a meeting held in-person on April 21, 2008, unanimously determined that it would be in the best interests of each Fund and its shareholders to approve the proposals contemplated by the Adoption Agreement. At the April 21, 2008 meeting, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement with HBAM and determined to submit it to shareholders for approval. The form of the New Advisory Agreement is attached hereto as Appendix B.

        The Adoption Agreement contemplates that, contingent upon Board and shareholder approval of the New Advisory Agreement, the New Board would be elected and qualified, and that the current directors of the Company would no longer serve following consummation of the Transaction. As described more fully below, at its April 21, 2008 meeting, the Board, based on the recommendation of the Independent Directors Committee, nominated a slate of five individuals (each, a "Nominee" and collectively, the "Nominees") for election as directors of the Company. At that meeting, the Board also approved, based on the recommendation of the Independent Directors Committee, a decrease in the number of directors of the Company from six to five, with such decrease to take effect upon consummation of the Transaction.

        The consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) the Company obtaining approval to enter into the New Advisory Agreement with respect to the Funds, as set forth in Proposal 1 of this Proxy Statement, from the shareholders of each of the Funds; and (2) the election of the New Board, as set forth in Proposal 2 of this Proxy Statement, by the shareholders of the Funds. In addition, the consummation of the Transaction is contingent upon approval by the Closed-End Funds' shareholders of new advisory agreements with HBAM for their funds and the election of the Nominees as directors of the Closed-End Funds. The Adoption
Agreement also includes representations and warranties and indemnification provisions. Although there is no assurance that the Transaction will be consummated, if each of the terms and conditions is satisfied or waived, the parties anticipate that the closing of the Transaction will take place on or about July 14, 2008.

        As stated above, the appointment of HBAM as the Funds' investment adviser and the election of the New Board have been approved by the Company's current Board and must be approved by the shareholders of the Funds. The Board is submitting the New Advisory Agreement for approval by the shareholders of the Funds at the Special Meeting. If shareholders of the Funds approve the New Advisory Agreement, the Board also is submitting the Nominees for election at the Annual Meeting to serve as directors of the Company upon consummation of the Transaction.

        Section 15 of the 1940 Act requires that agreements under which persons serve as investment advisers to a registered investment company must be approved by a specified majority of the fund's shareholders. Please see the section entitled "Voting Information" below. Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement with respect to their Fund to allow HBAM to serve as each Fund's investment adviser. If the shareholders of the Funds do not approve the New Advisory Agreement at the Special Meeting, MAM will continue as investment adviser and the Annual Meeting will not be held.

POST-TRANSACTION STRUCTURE AND OPERATIONS OF THE FUNDS

        Following shareholder approval of the proposals described in this Proxy Statement and the consummation of the Transaction, HBAM will become the Funds' investment adviser and will have primary responsibility for the day-to-day management of the Funds. It is expected that the Funds' investment objectives, policies and restrictions (as set forth in the registration statement) will remain the same after the Transaction. Furthermore, it is expected that because of the Expense Limitation Agreement (defined below) the maximum annual operating expense ratio of each class of shares of each Fund will be no higher than the current maximum annual operating expense ratio of that Fund share class (not including any voluntary waivers or expense limitations by MAM) for a period of at least two years after the Transaction.

        If the Annual Meeting is convened and the Nominees are elected by shareholders, the Nominees will be qualified and serve as directors of the Company upon consummation of the Transaction. Further, upon consummation of the Transaction, the current members of the Board, J. Kenneth Alderman, Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III, will no longer serve as directors of the Company. In addition, the New Board is expected to appoint new officers of the Company.

        Under the Adoption Agreement, Morgan Keegan has agreed to continue to serve as distributor of the Funds' shares for a period beginning on the closing date of the Transaction and ending one year thereafter. However, the New Board may terminate Morgan Keegan prior to such time, and thereafter Morgan Keegan has agreed to resign as distributor unless otherwise instructed by HBAM. Morgan Keegan has also agreed to continue to provide administrative, transfer and dividend disbursing agent, and accounting services to the Funds until HBAM effects a transition to one or more other service providers.

        Morgan Properties, LLC ("Morgan Properties"), an affiliate of Regions, has periodically purchased shares of the High Income Fund and the Intermediate Bond Fund to provide liquidity and, as of May 5, 2008, owned 10.7% and 38.5% of the outstanding shares of the Funds, respectively. Under the terms of the Adoption Agreement, Morgan Properties is required to maintain its investments in these Funds for a period of at least six months after the closing of the Transaction. The Adoption Agreement also contemplates that during the period from six to nine months following the closing of the Transaction, Morgan Properties will not sell more than 25% of its holdings in the High Income Fund and the Intermediate Bond Fund as of April 18, 2008, and during the period from nine to 12 months following the closing of the Transaction, Morgan Properties will not sell more shares than would constitute, cumulatively with all prior sales, 50% of its holdings as of April 18, 2008. Under the terms of the Adoption Agreement, Regions and its affiliates will have no obligation to make additional purchases of Fund shares after the closing of the Transaction. The redemption of the Fund shares held by Morgan Properties as described may require the liquidation of portfolio securities and may significantly reduce the size of each of the applicable Funds.

        In the Adoption Agreement, MAM has agreed to reimburse the Funds as necessary to maintain MAM's current contractual and voluntary expense limitation undertaking with respect to each class of shares of the Short Term Bond Fund for a period of 90 days following the closing date of the Transaction. In addition, MAM has agreed to provide assistance to HBAM, including financial assistance of up to $50,000 for out-of-pocket expenses, in the event the Board approves a liquidation, merger or similar transaction involving the Short Term Bond Fund at any time in the future.

HBAM AND ITS AFFILIATES

        HBAM, a wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), is a Delaware corporation organized in February 1989 and a registered investment adviser under the Advisers Act. The business address of HBAM and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of March 31, 2008, HBAM and its affiliates had approximately $21.4 billion in assets under management. HBAM's clients include pension plans, foundations and endowments, insurance companies, real estate investment trusts and closed-end investment companies. HBAM also provides portfolio evaluation and consultation services. In its investment process, HBAM focuses on relative value opportunities, particularly in the mortgage-backed securities and asset-backed securities markets. BAM, an Ontario, Canada corporation, has its principal place of business at Brookfield Place, 181 Bay Street Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

        Under an existing consulting agreement with the Company dated as of August 3, 2007 (the "Consulting Agreement"), HBAM is responsible for furnishing the Funds with advice regarding asset valuations. In this regard, HBAM is responsible for, among other things, assisting the Funds, on a daily basis, in their determination of an estimated "fair value" for certain portfolio securities. If the New Advisory Agreement is approved by shareholders and the Transaction is consummated, the Consulting Agreement will terminate, and HBAM will provide substantially similar services under the New Advisory Agreement.

ANTICIPATED BENEFITS OF THE TRANSACTION

        The Board anticipates that the Transaction will benefit the Funds in a number of ways, including:

        o HBAM's depth of investment experience with asset-backed and mortgage-backed securities should enhance the service to the Funds' shareholders. HBAM has substantial experience, qualifications and capabilities in managing investment companies with fixed income assets that are comparable to the Funds' portfolio holdings. HBAM has extensive investment management experience with sectors of the fixed income market including mortgage-backed securities, structured products, core fixed income and corporate high-yield bonds and loans. HBAM's corporate high-yield team of five investment professionals has managed portfolios together for more than 12 years, and has experience managing high yield funds for both retail and institutional clients. They have experience managing more than $5 billion at their prior firm, including more than $2 billion in leveraged closed-end funds. HBAM has developed an in-depth knowledge of the Funds' portfolio holdings as a result of providing asset valuation consulting services to the Funds since August 2007.

        o It is expected that each Fund's investment objectives, policies and restrictions (as set forth in the registration statement) will remain the same after the Transaction. Nevertheless, HBAM is also expected to review the current holdings and composition of the Funds' portfolios and may, consistent with applicable investment policies and restrictions, make certain changes in any Fund's portfolio investments. In selecting securities to purchase or sell, HBAM has indicated that it will seek to improve the overall risk profile of the portfolios in light of current market conditions, generate current income, and enhance liquidity. There is no guarantee that HBAM will achieve these goals. Moreover, restructuring of a Fund's portfolio will involve transaction costs, which will be borne by the Fund, and may result in the realization of taxable capital gains or losses.

        o As a result of the Expense Limitation Agreement (defined below) the maximum annual operating expense ratio of each share class of the Funds will be no higher than the current maximum annual operating expense ratio of that class (not including any voluntary waivers or expense limitations by MAM) for a period of at least two years after the Transaction. It is expected that all voluntary waivers and expense limitations will terminate prior to the closing of the Transaction. However, in the Adoption Agreement, MAM has agreed to reimburse the Funds as necessary to maintain MAM's current contractual and voluntary expense limitation undertaking with respect to each class of shares of the Short Term Bond Fund for a period of 90 days following the closing date of the Transaction.

SPECIAL MEETING--PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN THE COMPANY AND HBAM WITH RESPECT TO EACH FUND

        At the Special Meeting, shareholders of the Funds are being asked to approve the New Advisory Agreement between the Company and HBAM with respect to the Funds. If the shareholders approve the New Advisory Agreement and elect the Nominees specified in Proposal 2, HBAM will become the investment adviser upon the closing of the Transaction. The closing of the Transaction is conditioned upon approval of all of the advisory agreements and the election of the new boards of the Closed-End Funds, as well as other terms and conditions. MAM will no longer serve as investment adviser to each Fund, effective upon closing of the Transaction. The effectiveness of the New Advisory Agreement is contingent upon the election by shareholders of the Nominees identified in Proposal 2 as directors of the Company and the consummation of the Transaction.

REASONS FOR BOARD APPROVAL AND RECOMMENDATION

        BACKGROUND. In late 2007, HBAM, which had been serving as a valuation consultant to the Funds since August 2007, expressed an interest in becoming the Funds' investment adviser and began discussions with MAM regarding HBAM taking over the management of the Funds. MAM requested and received a proposal from HBAM under which HBAM would serve as investment adviser to the Funds. The details of the proposal from HBAM (the "Proposal") were discussed with the Independent Directors during a telephonic meeting on January 16, 2008 and at an in-person meeting held on January 23, 2008. MAM represented to the Board that MAM believed that the Proposal was in the best interests of Fund shareholders. The essential elements of the Proposal have been incorporated into the Adoption Agreement.

        The Board or Independent Directors met telephonically several times to discuss the Proposal. During these meetings, and at an in-person meeting on April 21, 2008, the Board evaluated the resources, capabilities and performance of HBAM in order to make an informed decision as to whether the engagement of HBAM would be in the best interests of each Fund and its shareholders. The Board requested and received information and materials from HBAM and MAM and familiarized itself with, among other things, HBAM's structure, personnel, investment philosophy and performance, financial condition, and organizational and compliance resources. The Board also met in person with representatives of HBAM on two occasions, and individual Board members conducted further meetings at HBAM's offices.

        During these meetings, the Board met with Mr. Dana E. Erikson, CFA, who is expected to be the Funds' lead portfolio manager, and Mr. Anthony Breaks who is expected to be the Funds' co-portfolio manager. The Board noted that Mr. Erikson has 21 years of experience in managing portfolios with investments similar to the Funds. The Board further noted that Mr. Erikson currently leads a team of five investment professionals ("High Yield Team") who joined HBAM in 2006 and focus on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. HBAM informed the Board that the High Yield Team has worked together since 1996 and has experience managing leveraged closed-end funds, open-end funds, separate accounts and portions of asset allocation funds. HBAM provided information to the Board with respect to other members of the High Yield Team, including a senior portfolio manager on the team who has experience investing in private placements, high yield and bank debt and who has worked in this investment area for nearly 30 years. HBAM also noted that the High Yield Team includes two senior analysts, each of whom has more than 15 years of relevant experience, and a dedicated trader. HBAM also provided the Board with information regarding Mr. Breaks' background and expertise. The Board noted that Mr. Breaks is part of a separate 15member team focusing on structured mortgage-related investment products (including collateralized debt obligations), an area to which HBAM stated that it has committed substantial resources since its founding in 1989. The Board noted Mr. Breaks had been with HBAM and BAM for six years. Lastly, the Board noted that each of the members of the High Yield Team and Mr. Breaks has previously worked at other large asset management companies and/or broker-dealers.

        The Board considered the details of the Proposal. Among other things, the Board considered the New Advisory Agreement, the Expense Limitation Agreement (defined below), and post-transaction services for the Funds. In addition, the Board considered that the Proposal contemplates the election of the New Board, which would consist of individuals proposed by HBAM, and the current members of the Board would no longer serve as directors. The Board noted that election of the New Board members would be contingent upon shareholder approval of the New Advisory Agreement. Further, the Board noted that, under the Adoption Agreement, HBAM agreed to pay Morgan Keegan a fee for distribution assistance in respect of the Funds for a period of one year following the Transaction closing date equal to 0.15% of the Funds' average daily net asset value and, with respect to the Closed-End Funds, to pay MAM a fee of up to $8 million in two payments over a two-year period based on the Closed-End Funds' annualized advisory fees. The Board also noted that in connection with the Transaction, MAM and Regions agreed to indemnify each Fund for amounts payable by the Fund to MAM's or Region's officers, directors or employees, or any corporate affiliate of MAM or Regions, pursuant to any agreement or indemnification obligation of the Funds to such persons, and that MAM and Regions also waived all rights of indemnification under any agreement or indemnification obligation of the Funds. As part of the Proposal, MAM and Regions agreed to provide certain indemnifications to HBAM. HBAM, the Funds, the Closed-End Funds, MAM and its affiliates have entered into an agreement to permit HBAM and the Funds to use the names and marks Morgan Keegan, Morgan, Regions, Regions Morgan Keegan and RMK as a distinctive part of their names for a period 60 days after the closing of the Transaction.

        After careful consideration and review of, and discussion about, all the materials and information received from all parties, the Board determined it was in the best interests of the Funds to approve HBAM as the new investment adviser. As stated above, the directors who were present at the in-person meeting held on April 21, 2008, including all of the Independent Directors, unanimously approved the New Advisory Agreement with respect to each Fund and unanimously recommended that each Fund's shareholders approve the New Advisory Agreement. A summary of the Board's considerations are provided below in the section below entitled "Independent Directors Committee and Board Considerations of the New Advisory Agreement."

        INDEPENDENT DIRECTORS COMMITTEE AND BOARD CONSIDERATIONS OF THE NEW ADVISORY AGREEMENT. In approving the New Advisory Agreement and determining to submit it to shareholders for approval, the directors considered a wide variety of factors. The Independent Directors were assisted by independent legal counsel during their deliberations and received a memorandum from such counsel discussing the legal standards for their consideration of the New Advisory Agreement and related matters. They also met in person with such counsel separately from representatives of MAM and HBAM to discuss the Proposal. In evaluating the New Advisory Agreement, the Board reviewed information furnished by HBAM and MAM in response to questions submitted by independent legal counsel on its behalf.

        In approving the New Advisory Agreement, the Board determined that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement on behalf of each Fund is in the best interests of that Fund. In its deliberations, the Board did not identify any single factor or information as all-important or controlling, and each director may have attributed different weights to the various factors. Among other things, the directors considered:

        (1) THE QUALIFICATIONS OF HBAM, INCLUDING THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED. The Board first considered whether HBAM was qualified to assume the management of the Funds. The Board considered the reputation, financial strength, key services and operations, resources and expertise of HBAM as a firm, including the structure of its organization, its relationships, its historical expertise in the asset-backed securities market, coupled with expanding capabilities in the core fixed income and high yield sectors, and its ability to attract and maintain highly-qualified, professional talent. The Board noted particularly that HBAM's research team has designed advanced proprietary investment technology platforms for the monitoring, analysis and management of risk/reward attributes across all sectors of the fixed income market. Further, the Board noted that HBAM manages in excess of $21 billion for a client base including, but not limited to, insurance companies, pension funds, financial institutions, registered investment companies and foundations. The Board considered the quality and nature of the proposed investment advisory services to be provided to the Funds by HBAM as compared to those provided by MAM.

        Next, the Board considered the qualifications and experience of the investment advisory personnel at HBAM. In particular, the Board considered the background and expertise of Mr. Dana Erikson, the head of HBAM's High Yield Team, as the proposed lead portfolio manager of the Funds, with the day-to-day responsibility for the management of the Funds. The Board noted that Mr. Erikson is responsible for HBAM's corporate high yield exposures and the establishment of portfolio objectives and strategies. The Board also noted the experience of the other members of HBAM's High Yield Team, as well as that of Mr. Anthony Breaks and his team, and considered that HBAM applies a team-oriented approach to the fundamental analysis that drives its relative value-oriented investment decision-making process. This process contemplates a relative valuation of the entire capital structure of a potential investment, which includes valuation of the equity, bonds and bank debt, to determine the optimal way to gain exposure to the issuing company. The Board concluded that HBAM's experience and personnel made HBAM well-qualified to manage each Fund's portfolio in accordance with its investment objectives and strategies, and that there was potential that shareholders would benefit from HBAM's management of the Funds.

        The Board further considered HBAM's methodology for compensating the Funds' portfolio manager and the rest of the portfolio management, trading and research team. The Board also considered HBAM's investment philosophy and its investment outlook for the Funds. The Board noted that HBAM's commitment to a relative value investment philosophy has continued throughout its history. Additionally, the Board considered whether HBAM would be able to meet the compliance demands set forth under various regulations. The Board reviewed materials regarding HBAM's compliance program and code of ethics and discussed the compliance program with HBAM's Chief Compliance Officer.

        The Board concluded that the intended scope of HBAM's services was satisfactory and comparable to those currently provided by MAM and that there should be no diminution of the scope or quality of the advisory services provided to the Funds under the New Advisory Agreement.

        (2) THE  INVESTMENT  PERFORMANCE  OF  HBAM.  The  Board  considered  the investment performance of HBAM's registered investment companies and the performance record of the High Yield Team. The Board compared the long-term performance of the High Yield Team's composite to its benchmark and to the performance of the Funds. Based on these factors the Board concluded that the overall performance results supported the approval of the New Advisory Agreement.

        (3) THE REASONABLENESS OF THE ADVISORY FEES. In evaluating the costs of the services to be provided by HBAM under the New Advisory Agreement and the profitability of HBAM with respect to each Fund, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the new arrangements. The Board noted that the fees payable under the New Advisory Agreement would be the same as those payable under the Current Advisory Agreements. As part of its analysis, the Board examined the fees payable under the New Advisory Agreement and the total expense ratio of each Fund in comparison to the fees and total expense ratios for its peer group. The Board noted that the advisory fee for each of the Short Term Bond Fund and High Income Fund was above the average for the Fund's peer group, while the total expense ratio for each Fund was near the average for the Fund's peer group. For the Intermediate Bond Fund, the Board noted that the advisory fee was near the average for the Fund's peer group, while the total expense ratio for the Fund was below the average for the Fund's peer group. The Board further noted that pursuant to the Expense Limitation Agreements (defined below), HBAM would agree to waive a portion of its fees and reimburse certain expenses of the Funds for a period of two years after the New Advisory Agreement takes effect so that the maximum annual operating expense ratio of each Fund does not exceed the maximum annual operating expense ratio under the current contractual expense limitation arrangement between MAM and the Fund.

        The Board then considered HBAM's management of other registered investment companies and similarly managed accounts. The Board noted that the advisory fees paid by the other registered investment companies and similarly managed accounts were comparable to the advisory fees proposed to be paid by each Fund. The Board concluded that the level of advisory fee to be charged to each Fund was reasonable in light of these factors.

        (4) THE PROFITABILITY OF HBAM WITH RESPECT TO ITS RELATIONSHIP WITH EACH FUND. The Board considered what benefits HBAM would derive from the management of the Funds and whether it would have a financial interest in the matters that were being considered. The Board reviewed information regarding the estimated profitability to HBAM of its relationship with the Funds and considered whether the profits would be reasonable. The profitability analysis took into consideration fall-out benefits from HBAM's relationship with the Funds. The Board found that the estimated profits to be realized by HBAM from its relationship with the Funds were likely to be reasonable.

        (5) THE EXTENT TO WHICH ECONOMIES OF SCALE MIGHT BE REALIZED AS EACH FUND GROWS. The Board considered whether economies of scale would be realized by the Funds at higher asset levels. The Board also assessed whether certain of HBAM's costs would increase if asset levels rise. The Board considered each Fund's current asset size and concluded that under foreseeable conditions, they were unable to assess at the present time whether economies of scale would be realized if the Funds were to experience significant asset growth. The Board noted that HBAM has represented that it expects to analyze whether economies of scale can be recognized in the future should the Funds' assets under management grow and, should economies of scale emerge, would recommend an appropriate arrangement to share the benefits of such economies with Fund shareholders.

        (6) POSSIBLE CONFLICTS OF INTEREST. The Board also discussed HBAM's methods of dealing with conflicts of interest. The Board noted that HBAM has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for HBAM and the individuals that it employs. For example, the Board noted that HBAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Board further noted that HBAM also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

        BOARD APPROVAL AND RECOMMENDATION OF THE NEW ADVISORY AGREEMENT. As a result of the considerations described above, the Board, including all of the Independent Directors, determined to approve the New Advisory Agreement with HBAM. Based on these considerations, the Board was satisfied that: (1) the Funds were likely to benefit from the nature, quality and extent of HBAM's services; and (2) HBAM has the resources to provide the services and to carry out its responsibilities under the New Advisory Agreement. The Board, including all of the Independent Directors, concluded that the terms of the New Advisory Agreement are fair and reasonable, that the fees stated therein, including ancillary benefits, are reasonable in light of the services to be provided to the Funds, and for these reasons the Board approved the New Advisory Agreement and concluded that the New Advisory Agreement should be recommended to each Fund's shareholders for their approval. Based on the foregoing, the Board, including all of the Independent Directors, who were present at the meeting held in person on April 21, 2008, unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Advisory Agreement.

TERMS OF THE NEW ADVISORY AGREEMENT

        The form of the New Advisory Agreement is attached as Appendix B to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Appendix B. The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreements. However, there are certain differences of which you should be aware. The following is a description of the New Advisory Agreement. A comparison of the New Advisory Agreement and the Current Advisory Agreements is set forth below in the section entitled "Differences Between the Current Advisory Agreements and the New Advisory Agreement."

        INVESTMENT ADVISORY SERVICES. HBAM will serve as the investment adviser to the Funds pursuant to the New Advisory Agreement. In addition to providing investment advisory services to the Funds, the New Advisory Agreement provides that HBAM will (1) act as investment adviser and direct the investment and reinvestment of the Funds' assets and in connection therewith will have complete discretion in purchasing and selling securities and other assets for the Funds and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Funds, and (2) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds, including the selection of entities through which such transactions are to be effected. The New Advisory Agreement permits HBAM to effect securities transactions on behalf of the Funds through affiliated persons of HBAM. The New Advisory Agreement also permits HBAM to compensate, through higher commissions, brokers and dealers (other than its affiliates) who provide investment research and analysis to the Funds and to other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        During the fiscal year ended June 30, 2007, the Funds did not pay any commissions to brokers affiliated with MAM.

        ADVISORY FEES AND EXPENSES. Each Fund will pay HBAM an advisory fee based on its average daily net assets. The advisory fee will be equal to an annual rate based on the following fee schedule:

--------------------------------------------------------------------------------
          Fund                            Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------
Short Term Bond Fund                                     0.35%(1)
--------------------------------------------------------------------------------
Intermediate Bond Fund                                   0.40%
--------------------------------------------------------------------------------
High Income Fund                                         0.75%
--------------------------------------------------------------------------------

(1) As of July 1, 2006, MAM agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee paid by Short Term Bond Fund after the waiver is 0.25%. The waiver is voluntary and will terminate prior to the closing of the Transaction.

        The advisory fees to be paid under the New Advisory Agreement are the same as those paid under the Current Advisory Agreements. Please see the discussion below.

        The following table sets forth the aggregate amount of advisory fees paid by the Funds to MAM during the last fiscal year ended June 30, 2007, pursuant to the Current Advisory Agreements:

--------------------------------------------------------------------------------
          Fund                    Aggregate Fee Paid During the Last Fiscal Year
--------------------------------------------------------------------------------
Short Term Bond Fund                                   $255,127
--------------------------------------------------------------------------------
Intermediate Bond Fund                               $3,542,774
--------------------------------------------------------------------------------
High Income Fund                                     $9,150,453
--------------------------------------------------------------------------------

        Under the New Advisory Agreement, each Fund will bear all expenses not specifically assumed by HBAM incurred in its operations and the offering of its shares. Expenses borne by the Funds will include, but not be limited to, the following (or each Fund's proportionate share of the following): legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by each Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; distribution fees (including those incurred under each Fund's plan adopted pursuant to Rule 12b-1 under the 1940 Act); expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, statements of additional information, proxy statements, reports, notices and dividends to shareholders; cost of stationery; costs of shareholders and other meetings of the Fund, including any expenses relating to proxy solicitation and vote tabulation; compensation and expenses of the independent directors of the Fund, and officers of the Fund who are not officers, directors or employees of HBAM or its affiliates, if any; the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors.

        SERVICES TO OTHER CLIENTS. The New Advisory Agreement does not limit the freedom of HBAM or any of its affiliates to render investment management or administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. HBAM acts as investment adviser or sub-adviser to other registered investment companies with similar investment objectives and policies as the Funds. The following table sets forth the name, asset size and compensation received by HBAM for providing advisory or sub-advisory services to these other funds.

                                                                               ADVISORY FEE RATE
                                                    NET ASSETS AS OF          (AS A PERCENTAGE OF
              NAME OF SIMILAR FUND                   MARCH 31, 2008        AVERAGE DAILY NET ASSETS)
              --------------------                   --------------        -------------------------
The Hyperion Brookfield Total Return Fund, Inc.       $209 million                   0.65%

The Hyperion Brookfield Strategic Mortgage            $ 91 million                   0.65%
Income Fund, Inc.

Hyperion Brookfield Collateralized Securities         $328 million                   0.41%
Fund, Inc.

Hyperion Brookfield Income Fund, Inc.                 $145 million                   0.50%


        LIMITATION OF LIABILITY. The New Advisory Agreement provides that neither HBAM nor any director, officer, employee, agent or controlling person of HBAM shall be liable for any act or omission or for any loss sustained by a Fund in connection with matters to which the New Advisory Agreement relates, unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the New Advisory Agreement.

        TERM OF AGREEMENT. If approved by the shareholders of the Funds, the New Advisory Agreement will take effect on the closing date of the Transaction and will remain in effect for an initial term of two years. Thereafter, the New Advisory Agreement will remain in effect with respect to a Fund from year to year if approved annually (i) by the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Company's Board of Directors, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

        TERMINATION. The New Advisory Agreement may be terminated, without penalty, at any time with respect to a Fund by either party upon at least 60 days' prior written notice to the other party; provided that in the case of termination by the Company, the termination has been authorized (i) by a majority of the Company's directors or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The New Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENTS AND NEW ADVISORY AGREEMENT

        The following are the key differences between the New Advisory Agreement and the Current Advisory Agreements:

        o There are two Current Advisory Agreements between the Company and MAM. One agreement is with respect to the Intermediate Bond Fund and High Income Fund, and the other is with respect to the Short Term Bond Fund. These agreements are substantially similar and only differ with respect to the advisory fees and date of the agreement. The New Advisory Agreement incorporates provisions for all three Funds of the Company into one agreement.

        o Under the Current Advisory Agreements, MAM does not have the specific authority to delegate one or more of its responsibilities to sub-advisers or administrators. The New Advisory Agreement gives such authority to HBAM, subject to Board approval and, to the extent required by the 1940 Act, shareholder approval.

        o The New Advisory Agreement provides that HBAM shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, HBAM is required to take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

        o The New Advisory Agreement will be governed by the laws of the State of New York whereas the Current Advisory Agreements are governed by the laws of the State of Maryland, in each case to the extent that state law has not been preempted by the provisions of any law of the United States.

OTHER AGREEMENTS RELATING TO THE FUNDS

        NEW EXPENSE LIMITATION AGREEMENT. In the interest of limiting the expenses of the Funds following the transition of advisory services from MAM to HBAM, the Board has approved, and upon consummation of the Transaction HBAM will enter into, an expense limitation agreement with respect to each Fund (the "Expense Limitation Agreement") whereby HBAM will agree to waive a portion of its fees and/or reimburse certain expenses of a Fund to the extent necessary to ensure that the Fund's annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) do not exceed: for the Intermediate Bond Fund, 0.90% of average annual net assets of Class A shares, 1.25% of average annual net assets of Class C shares and 0.65% of average annual net assets of Class I shares; for the High Income Fund, 1.25% of average annual net assets of Class A shares, 1.75% of average annual net assets of Class C shares, and 1.00% of average annual net assets of Class I shares; and for the Short Term Bond Fund, 0.90% of average annual net assets of Class A shares, 1.10% of average annual net assets of Class C shares and 0.65% of average annual net assets of Class I shares.

The terms of the Expense Limitation Agreement are substantially similar to the Funds' current contractual expense limitation arrangements with MAM. The Expense Limitation Agreement provides that the maximum fees and expenses of the Funds will be no greater than those currently in place for a period of two years after the closing of the Transaction. The following summarizes the current expense limitation arrangement between MAM and each Fund.

        MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008, to the extent that total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) for the Short Term Bond Fund exceed 0.90%, 1.10% and 0.65% of net assets of Class A shares, Class C shares and Class I shares, respectively. MAM's current contractual expense limitation arrangement with respect to the Short Term Bond Fund will terminate upon termination of the Current Advisory Agreements. As of February 19, 2008, MAM has voluntarily reduced these expense caps to 0.55%, 0.75% and 0.30% of net assets of Class A shares, Class C shares and Class I shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM evaluates the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time. However, in the Adoption Agreement, MAM has agreed to reimburse the Funds as necessary to maintain MAM's current contractual and voluntary expense limitation undertaking with respect to each class of shares of the Short Term Bond Fund for a period of 90 days following the closing date of the Transaction.

        MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008, to the extent that total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) for the Intermediate Bond Fund exceed 0.90%, 1.25% and 0.65% of net assets of Class A shares, Class C shares and Class I shares, respectively. MAM's current contractual expense limitation arrangement with respect to the Intermediate Bond Fund will terminate upon termination of the Current Advisory Agreements. As of February 19, 2008, MAM has voluntarily reduced these expense caps to 0.50%, 0.85% and 0.25% of net assets of Class A shares, Class C shares and Class I shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM evaluates the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time. It is expected that this voluntary waiver will terminate prior to the closing of the Transaction.

        MAM has contractually agreed to waive fees and reimburse expenses through October 31, 2008, to the extent that total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) for the High Income Fund exceed 1.25%, 1.75% and 1.00% of net assets of Class A shares, Class C shares and Class I shares, respectively. MAM's current contractual expense limitation arrangement with respect to the High Income Fund will terminate upon termination of the Current Advisory Agreements. As of February 19, 2008, MAM has voluntarily reduced these expense caps to 0.50%, 1.00% and 0.25% of net assets of Class A shares, Class C shares and Class I shares, respectively, on an annualized basis for the period that the voluntary waiver is in effect. MAM evaluates the continuance of this voluntary waiver at each month-end and it can terminate this voluntary waiver at any time. It is expected that this voluntary waiver will terminate prior to the closing of the Transaction.

        In addition to the foregoing expense limitation arrangements, MAM has voluntarily agreed to pay certain extraordinary expenses of the Funds relating to certain specific issues, and that undertaking will continue after the consummation of the Transaction. It is expected that HBAM will not pay any extraordinary expenses of the Funds.

        DISTRIBUTION SERVICES. Morgan Keegan serves as distributor of the Funds' shares pursuant to underwriting agreements with the Company with respect to the Funds. Pursuant to the Adoption Agreement, Morgan Keegan has agreed to continue serving as the Funds' distributor for a period of one year following the closing date of the Transaction. Thereafter, unless otherwise instructed by HBAM, Morgan Keegan has agreed to resign as distributor of the Funds. While Morgan Keegan is the Funds' distributor, Morgan Keegan will receive all the sales charges and/or distribution and service (12b-1) fees (the "12b-1 Fees") properly payable by the Funds. While Morgan Keegan serves as the Funds' distributor, it agrees to make all payments due dealers and financial intermediaries with whom it has agreements for the provision of distribution or servicing to the Funds' shareholders. In addition, Morgan Keegan has agreed to enter into a dealer agreement with broker-dealers approved by HBAM, with respect to the Funds, and such agreement shall contain terms similar to those included in dealer agreements between Morgan Keegan and other financial intermediaries to the Funds. With respect to sales of shares of the Funds by such designated broker-dealers after the closing date of the Transaction, such dealer agreements will provide for compensation to such HBAM designated broker-dealers through the applicable sales charge, contingent deferred sales charge and/or 12b-1 Fees for the Funds' Class A and Class C shares at the full rates payable to Morgan Keegan for sales of such shares. After Morgan Keegan no longer serves as the Funds' distributor, any such amounts accrued but not recouped by Morgan Keegan shall be payable to Morgan Keegan pursuant to said dealer agreement.

        FUND ADMINISTRATIVE SERVICES. Administrative services are provided for under the Current Advisory Agreements between the Company and MAM; however, Morgan Keegan actually provides the administrative services to the Funds. Of the total investment advisory fees of 0.35% payable by the Short Term Bond Fund, 0.40% payable by the Intermediate Bond Fund and 0.75% payable by the High Income Fund, pursuant to the arrangement MAM allocates 0.03%, 0.02% and 0.01%, respectively, to Morgan Keegan for administrative services provided to the Funds. It is expected that administrative and certain other services will be transitioned to a third party shortly after consummation of the Transaction.

        FUND ACCOUNTING SERVICES. Pursuant to a fund accounting service agreement, Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds. In connection with the Adoption Agreement, it is expected that Morgan Keegan will continue to provide portfolio accounting agent services to the Funds until HBAM effects a transition of such services to one or more other service providers.

        TRANSFER AGENCY SERVICES. Pursuant to a transfer agency and service agreement, Morgan Keegan serves as the transfer agent and dividend disbursing agent for the Funds. It is expected that Morgan Keegan will continue to serve as the Funds' transfer agent and dividend disbursing agent until HBAM effects a transition of such services to one or more other service providers.

SECTION 15(f) OF THE 1940 ACT

        Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated person of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or any other interest in, the investment adviser, provided that two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or the predecessor adviser of such investment company. MAM and HBAM have agreed to implement the provisions of Section 15(f).

        MAM and HBAM believe that the Transaction will not result in the imposition of an "unfair burden" on the Funds. In addition, HBAM has agreed that, for the minimum time periods specified in Section 15(f), HBAM, subject to compliance with its fiduciary duties, will use its commercially reasonable efforts to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Company's directors are Independent Directors, and (ii) no "unfair burden" (as defined in the 1940 Act) is imposed on the Funds as a result of the Transaction. At the present time, more than 75% of the Company's directors are Independent Directors. If shareholders approve the election of all of the Nominees identified in Proposal 2, it is expected that more than 75% of the Company's directors after the Transaction will be Independent Directors.

REQUIRED VOTE

        Approval of this Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, which means the vote (i) of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) of more than 50% of the outstanding shares of the Fund, whichever is the less. Notwithstanding approval of the New Advisory Agreement by the shareholders of each Fund, the New Advisory Agreement will not take effect unless the shareholders of the Funds also elect the Nominees to serve as new directors and the Transaction is consummated.

               THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS
                             VOTE "FOR" PROPOSAL 1.

          ANNUAL MEETING--PROPOSAL 2: ELECTION OF A BOARD OF DIRECTORS

        The Board, based on the recommendation of the Independent Directors Committee, has nominated the five Nominees for election as directors of the Company. Shareholders of the Funds are being asked to consider the election of the Nominees. The Nominees are Robert F. Birch, Rodman L. Drake, Clifford E. Lai, Stuart A. McFarland and Louis P. Salvatore. The Nominees are individuals who were proposed by HBAM and currently serve as directors of other registered investment companies that are advised by HBAM or its affiliates.

        The Board, based upon the recommendation of the Independent Directors Committee, has also approved a decrease in the number of directors of the Company from six to five, with such decrease to take effect upon consummation of the Transaction. Currently, the Board consists of six members including five Independent Directors. The current Independent Directors are Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III. The current director who is an interested person (as defined in the 1940 Act) of the Funds (the "Interested Director") is J. Kenneth Alderman. Mr. Alderman also serves as Chairman.

        It is expected that the current directors will no longer serve as directors following the election of the Nominees and the consummation of the Transaction. However, the decrease in the number of directors of the Company is contingent upon, and the Nominees if elected at the Annual Meeting will not be qualified as directors until, the consummation of the Transaction. Accordingly, if the Transaction is not completed for any reason, the current directors will continue to hold office until their respective successors are elected and qualified, or until the earlier of a director's death, resignation or removal.

        If elected and qualified, each Nominee will hold office as a director until his successor is elected and qualified, or until the earlier of the director's death, resignation or removal. Any director may be removed by shareholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

BOARD CONSIDERATION OF THE NOMINEES

        At its April 21, 2008 meeting, the Board considered proposals related to the Transaction whereby HBAM would become the new investment adviser to the Funds. The Transaction also contemplates that the New Board would be elected and that the current members of the Board would no longer serve as directors following consummation of the Transaction.

        Each  Nominee  was  proposed  to the  Independent  Directors  by HBAM as contemplated by the Adoption Agreement. In selecting and nominating the Nominees, the Independent Directors Committee and the Board took into consideration the qualifications, experience and background of each Nominee. In addition, members of the Independent Directors Committee met in person with each Nominee prior to the April 21, 2008 meeting. In particular, the Independent Directors Committee and the Board considered each Nominee's familiarity with fixed income funds, including mortgage-backed and asset-backed securities, as a result of his current service as a director of other comparable funds, his expertise and his knowledge of the investment company industry.

INFORMATION CONCERNING NOMINEES

        Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a director of the Company if elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named as proxies will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Nominees.

        The following table sets forth information concerning the Nominees:

-------------------------------------------------------------------------------------------------
                      POSITION(S)                        NUMBER OF    OTHER
                      HELD WITH                          PORTFOLIOS   DIRECTORSHIP(S)
                      FUNDS,                             IN           HELD BY
NAME,                 TERM OF        PRINCIPAL           FUND         DIRECTOR
ADDRESS(1)            OFFICE         OCCUPATION(S)       COMPLEX
AND AGE               AND LENGTH OF  DURING              OVERSEEN BY
                      TIME SERVED    PAST FIVE YEARS     DIRECTOR(2)
-------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------
Robert F. Birch       None           President of New    11           Director of several
Age 72                               America High                     investment companies
                                     Income Fund                      advised by HBAM or by its
                                     (1992-Present).                  affiliates
                                                                      (1998-Present); Director
                                                                      of New America High
                                                                      Income Fund
                                                                      (1992-Present); Director
                                                                      of Brandywine Funds (3)
                                                                      (2001-Present).
-------------------------------------------------------------------------------------------------

Rodman L. Drake       None           General Partner     11           Chairman (since 2003) and
Age 65                               of Resource                      Director of several
                                     Capital II & III                 investment companies
                                     CIP L.P.                         advised by HBAM or by its
                                     (1998-2006);                     affiliates (1989-Present);
                                     Co-founder of                    Director, and/or Lead
                                     Baringo Capital                  Director of Crystal River
                                     LLC (2002-Present).              Capital, Inc.
                                                                      (2005-Present); Director of
                                                                      Celgene Corporation (April
                                                                      2006-Present); Director of
                                                                      Student Loan Corporation
                                                                      (2005-Present); Director of
                                                                      Apex Silver Corp
                                                                      (2007-Present); Director of
                                                                      Jackson Hewitt Tax Services
                                                                      Inc. (2004-Present);
                                                                      Director of Animal Medical
                                                                      Center (2002-Present);
                                                                      Director and/or Lead
                                                                      Director of Parsons
                                                                      Brinckerhoff, Inc.
                                                                      (1995-2008); Trustee and/or
                                                                      Chairman of Excelsior Funds
                                                                      (1994-2008); Trustee of
                                                                      Columbia Atlantic Funds
                                                                      (2007-Present).
-------------------------------------------------------------------------------------------------

Stuart A. McFarland   None           Managing Partner    11           Director of several
Age 60                               of Federal City                  investment companies
                                     Capital Advisors                 advised by HBAM or its
                                     (1997-Present)                   affiliates
                                                                      (2006-Present); Director
                                                                      of Brandywine Funds
                                                                      (2003-Present); Director
                                                                      of New Castle Investment
                                                                      Corp. (2000-Present);
                                                                      Chairman and Chief
                                                                      Executive Officer of
                                                                      Federal City Bancorp,
                                                                      Inc. (2005-2007).
-------------------------------------------------------------------------------------------------

Louis P. Salvatore    None           Employee of         11           Director of several
Age 61                               Arthur Andersen                  investment companies
                                     LLP                              advised by HBAM or by its
                                     (2002-Present);                  affiliates
                                     Partner of Arthur                (2005-Present); Director
                                     Andersen LLP                     of Crystal River Capital,
                                     (1977-2002).                     Inc. (2005-Present);
                                                                      Director of Turner Corp.
                                                                      (2003-Present); Director
                                                                      of Jackson Hewitt Tax
                                                                      Services, Inc.
                                                                      (2004-Present).
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                      POSITION(S)                        NUMBER OF    OTHER
                      HELD WITH                          PORTFOLIOS   DIRECTORSHIP(S)
                      FUNDS,                             IN           HELD BY
NAME,                 TERM OF        PRINCIPAL           FUND         DIRECTOR
ADDRESS(1)            OFFICE         OCCUPATION(S)       COMPLEX
AND AGE               AND LENGTH OF  DURING              OVERSEEN BY
                      TIME SERVED    PAST FIVE YEARS     DIRECTOR(2)
-------------------------------------------------------------------------------------------------
Interested Director
-------------------------------------------------------------------------------------------------
Clifford E. Lai       None
Age 54                               Managing Partner    11           Director of several
                                     of Brookfield                    investment companies
                                     Asset Management,                advised by HBAM or by its
                                     Inc. (2006-                      affiliates
                                     Present); Chairman               (2005-Present); Director
                                     (2005-Present),                  of Crystal River Capital,
                                     Chief Executive                  Inc. (2005-Present).
                                     Officer (1998-
                                     2007), President
                                     (1998-2006) and
                                     Chief Investment
                                     Officer (1993-
                                     2002) of the
                                     Advisor; President
                                     and Chief Executive
                                     Officer (2005-2008)
                                     and Director of
                                     Crystal River
                                     Capital, Inc.
                                     (2005-Present);
                                     President and
                                     Director of several
                                     investment companies
                                     advised by the
                                     Advisor or by its
                                     affiliates (1995-
                                     Present);  and
                                     Co-Chairman (2003-
                                     2006) and Board of
                                     Managers (1995-2006)
                                     of Hyperion GMAC
                                     Capital Advisors,
                                     LLC (formerly Lend
                                     Lease Hyperion
                                     Capital, LLC).
-------------------------------------------------------------------------------------------------

(1) The address of each Nominee is Three World Financial Center, 200 Vesey  Street, 10th  Floor,
    New York, New York 10281-1010.
(2) The number includes the Funds, the Closed-End Funds and four registered investment companies currently overseen by the Nominees.

OWNERSHIP OF FUND SHARES

        The following table sets forth, for each Nominee, the dollar range of equity shares beneficially owned in the Funds as of May 5, 2008. The information as to beneficial ownership is based on statements furnished to the Company by each Nominee. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of a Fund, and includes shares of the Funds held by members of the person's immediate family sharing the same household; provided, however, that the presumption of such beneficial ownership may be rebutted. Unless otherwise noted, each Nominee's individual beneficial shareholdings of a Fund constitute less than 1% of the outstanding shares of the Fund.

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN
                         AGGREGATE DOLLAR RANGE OF     INVESTMENT COMPANIES
                         EQUITY SECURITIES IN THE      OVERSEEN BY DIRECTOR IN
NAME OF NOMINEE          FUNDS                         FUND COMPLEX*

Robert F. Birch                     None                          None

Rodman L. Drake                     None                          None

Clifford E. Lai                     None                          None

Stuart A. McFarland                 None                          None

Louis P. Salvatore                  None                          None

* This column reflects information regarding ownership of equity securities issued by funds in the Regions Morgan Keegan fund complex.

BOARD AND COMMITTEE MEETINGS

        The Board met 20 times during the Funds' fiscal year ended April 30, 2008. Each director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year. The Board has an Audit Committee, an Independent Directors Committee and a Qualified Legal Compliance Committee.

        The Audit Committee is composed of all of the Independent Directors. The members of the Audit Committee are Messrs. Johnson, McFadden, Pittman and Willis, and Ms. Stone. The principal functions of the Audit Committee are to select independent accountants to conduct the annual audit of the Funds' financial statements, review with the independent accountants the outline, scope and results of the annual audit, and review the performance and approve all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. It is anticipated that, if the Nominees are elected, the New Board will appoint new members of the Audit Committee.

        The Audit Committee met six times during the Funds' fiscal year ended April 30, 2008. Subsequent to the Funds' fiscal year ended June 30, 2007, the Audit Committee met on October 3, 2007, to review the Funds' 2007 audited financial statements. The Audit Committee is expected to meet in June 2008 to review the Funds' 2008 audited financial statements.

        The Independent Directors Committee is composed of all of the Independent Directors. The members of the Independent Directors Committee are Messrs. Johnson, McFadden, Pittman and Willis, and Ms. Stone. The Independent Directors Committee must determine at least annually with respect to the Funds' advisory agreements and periodically with respect to other arrangements whether these arrangements should be approved for continuation. The Independent Directors Committee also is responsible for evaluating and recommending the selection and nomination of candidates for election as directors of the Company, including Independent Directors, assessing whether directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation and retirement, investment in the Funds, Board and committee governance procedures and resources for Independent Directors and periodically reviewing compliance with any such policies adopted. The Independent Directors Committee also nominates candidates for membership on all Board committees. The Board has adopted a written charter for its Independent Directors Committee.

        While there is no formal list of qualifications, the Independent Director Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and substantive knowledge in areas important to the Board's operations, such as a background or education in finance, auditing or the workings of the securities markets. For candidates to serve as Independent Directors, independence from the investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Independent Directors Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to remain apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.

        The Independent Directors Committee will consider candidates recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. The Committee will consider candidates recommended by shareholders if such proposed nominations are submitted in writing to the attention of Charles D. Maxwell (addressed c/o the Company, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103).

        In addition, the Company has a Qualified Legal Compliance Committee (the "QLCC") composed of all of the Independent Directors. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Company or by an officer, director, employee or agent of the Company. The QLCC did not meet during the fiscal year ended April 30, 2008.

        It is anticipated that, if the Nominees are elected, the New Board will appoint new members of the Independent Directors Committee and QLCC.

INFORMATION ABOUT THE COMPANY'S CURRENT OFFICERS
------------------------------------------------------------------------------------------------
NAME,          POSITION(S)
ADDRESS(1)     HELD WITH
AND AGE        COMPANY, TERM
               OF OFFICE AND
               LENGTH OF
               TIME             PRINCIPAL OCCUPATION(S) DURING
               SERVED(2)        PAST FIVE YEARS
------------------------------------------------------------------------------------------------
Brian B.        President       Mr.  Sullivan  has served as  President  and Chief  Investment
Sullivan        (Since          Officer of Morgan  Asset  Management,  Inc.  since 2006.  From
Age 53          2006)           1999 to 2002 and from  2005 to 2007,  Mr.  Sullivan  served as
                                President  of AmSouth  Asset  Management,  Inc.,  which merged into Morgan  Asset  Management,  Inc. in late 2007.  From 1996 to 1999 and from  2002 to 2005,  Mr.  Sullivan  served as Vice
                                President of AmSouth  Asset  Management,  Inc.  Since  joining
                                AmSouth  Bank in 1982 through  1996,  Mr.  Sullivan  served in various  capacities  including  Equity  Research  Analyst  and
                                Chief Fixed Income  Officer and was  responsible  for Employee
                                Benefits    Portfolio    Management    and   Regional    Trust
                                Investments.   He  holds  the  Chartered   Financial   Analyst
                                designation.
------------------------------------------------------------------------------------------------

Thomas R.       Vice-           Mr.  Gamble  has  been  an  executive  at  Regions   Financial
Gamble          President       Corporation since 1981.  He was a Corporate  IRA Manager  from
Age 65          (Since 2003)    2000 to 2001  and a  Senior  Vice  President  and  Manager  of
                                Employee   Benefits   at   the   Birmingham   Trust Department
                                of Regions Bank from 1981 to 2000.
------------------------------------------------------------------------------------------------

J. Thompson     Treasurer       Mr.  Weller  has been a Managing  Director  and  Controller  of
Weller          (Since 2006)    Morgan  Keegan & Company,  Inc.  since 2001. He was Senior Vice
43              and             Age President and  Controller of Morgan Keegan & Company,  Inc.
                Assistant       from 1998 to 2001,  Controller  and First Vice  President  from
                Secretary       1997 to 1998,  Controller  and Vice President from 1995 to 1997
                (Since 2003)    and  Assistant  Controller  from 1992 to 1995.  Mr. Weller also
                                served  as  a  Business   Systems  Analyst  in  the  Investment
                                Information  Division of  Metropolitan  Life Insurance Co. from
                                1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in
                                1988 and Andersen Consulting from 1989 to 1991.

------------------------------------------------------------------------------------------------

Charles D.      Secretary       Mr.  Maxwell  has  been  Executive  Managing  Director,   Chief
Maxwell         and             Financial  Officer,  Treasurer and Secretary of Morgan Keegan &
Age 54          Assistant       Company,  Inc.  since 2006. Mr.  Maxwell  previously  served as
                Treasurer       Managing  Director of Morgan  Keegan & Company,  Inc. from 1998
                (Since          to 2006 and  Assistant  Treasurer  and  Assistant  Secretary of
                2003)           Morgan Keegan & Company,  Inc. from 1994 to 2006.  Mr.  Maxwell has been  Secretary and  Treasurer of Morgan Asset  Management,
                                Inc.  since  1993.  He was  Senior  Vice  President  of  Morgan
                                Keegan &  Company,  Inc.  from 1995 to 1997.  Mr.  Maxwell  was with  the  accounting  firm of Ernst & Young  LLP from  1976 to
                                1986 and served as a senior manager from 1984 to 1986.
------------------------------------------------------------------------------------------------

Michele F.      Chief           Ms. Wood has been the Chief Compliance  Officer of Morgan Asset
Wood            Compliance      Management,   Inc.  since  2006  and  is  also  a  Senior  Vice
Age 38          Officer         President  of  Morgan  Keegan  & Co.,  Inc.  She  was a  Senior
                (Since          Attorney and First Vice  President of Morgan  Keegan & Company,
                2006)           Inc.  from 2002 to 2006.  She was a Staff  Attorney  with FedEx

                                Corporation  from  2001 and  2002  specializing  in  employment litigation.  She was an Associate with Ford & Harrison LLP from
                                1997 to 2001.

------------------------------------------------------------------------------------------------

(1) The address of Messrs.  Weller and Maxwell and Ms. Wood is 50 North Front Street, 21st Floor,
    Memphis,  Tennessee  38103.  The  address  of Messrs. Sullivan and  Gamble is 1901 6th Avenue
    North, Suite 400, Birmingham, Alabama 35203.

COMPENSATION OF DIRECTORS

        Directors of the Company who are Interested Directors receive no salary or fees from the Company. Independent Directors receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement by the Company for related expenses for each meeting of the Board attended. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from the Company. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No director is entitled to receive pension or retirement benefits from the Company.

        The table below sets forth the compensation paid to the Nominees by the Company for the fiscal year ended April 30, 2008. For the calendar year ended December 31, 2007, as indicated in the last column of the table below, the Nominees did not receive any compensation from the registered investment companies in the Regions Morgan Keegan fund complex.

                                            PENSION OR                            TOTAL
                                            RETIREMENT                            COMPENSATION
                        AGGREGATE           BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM COMPANY AND
NAME AND POSITION       COMPENSATION        AS PART OF FUND    BENEFITS UPON      FUND COMPLEX
WITH THE COMPANY        FROM THE COMPANY    EXPENSES           RETIREMENT         PAID TO NOMINEE

---------------------------------------------------------------------------------------------------
Robert F. Birch              $0                 N/A                N/A                $0
Nominee

Rodman L. Drake              $0                 N/A                N/A                $0
Nominee

Clifford E. Lai              $0                 N/A                N/A                $0
Nominee

Stuart A. McFarland          $0                 N/A                N/A                $0
Nominee

Louis P. Salvatore           $0                 N/A                N/A                $0
Nominee

PROCEDURES FOR COMMUNICATIONS TO THE BOARD

        The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified director, the communication should be submitted in writing to the Secretary of the Fund, who will forward such communication to the director.

REQUIRED VOTE

        In the election of directors each Nominee must receive a plurality of the votes cast at the Annual Meeting. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. If elected, the Nominees will only serve as directors if qualified upon the closing of the Transaction.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

        MAM currently serves as investment adviser and administrator to each of the Funds. Morgan Keegan currently is the principal underwriter of each Fund's shares. The principal offices of MAM are located at 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203. The principal offices of Morgan Keegan are located at 50 Front Street, Memphis, Tennessee 38103. MAM and Morgan Keegan are wholly owned subsidiaries of Regions.

INFORMATION ABOUT THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Independent Directors have selected PricewaterhouseCoopers LLP ("PwC") to serve as the independent registered public accounting firm to audit the Funds' financial statements for the fiscal year ended April 30, 2008.(1) PwC expects to complete its audit of the Funds' 2008 financial statements in June 2008. PwC also will prepare each Fund's federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to each Fund. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds' investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC's independence and has discussed PwC's independence with them. Representatives of PwC are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as each Fund's independent registered public accounting firm for the fiscal years ended June 30, 2006 and 2007.

        AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of each Fund's financial statements for the fiscal years ended June 30, 2006 and 2007 were $105,000 and $311,000, respectively.

        AUDIT RELATED FEES. The aggregate fees billed by PwC for professional services rendered reasonably related to the performance of their audits of the Funds' financial statements for the fiscal years ended June 30, 2006 and 2007 were $11,000 and $25,000, respectively.

        TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2006 and 2007 were $10,000 and $11,000, respectively. Tax fees include amounts for tax compliance services.

        ALL OTHER FEES. The aggregate fees billed by PwC for professional services rendered for services other than audit, audit related, and tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2006 and 2007 were $0 and $6,000, respectively.

     The  aggregate  non-audit  fees  billed  by PwC for  professional  services
rendered  to  the  Funds,  the  Funds'  investment   adviser,   and  any  entity
controlling, controlled by, or under common control with the adviser for the fiscal years ended June 30, 2006 and 2007 were $21,000 and $42,000, respectively. All non-audit services discussed above were pre-approved by the Audit Committee, which considered whether these services were compatible with maintaining PwC's independence.

--------------------
(1) At the meeting on April 21, 2008, the Board approved changing the fiscal year-end of the Funds from June 30 to April 30.

LEGAL PROCEEDINGS

        Beginning in late 2007, lawsuits were filed in the United States District Court for the Western District of Tennessee relating to certain fixed income funds managed by MAM, including the High Income Fund, Intermediate Bond Fund and Short Term Bond Fund. The complaints concerning the Funds were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008. Collectively, the complaints name as defendants, among others, the Company, MAM, Morgan Keegan, Regions, current directors, certain former directors, certain officers of the Company and the Funds' portfolio managers. The complaints allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in fund registration statements and other documents. The plaintiffs seek unspecified damages, including rescissory damages and plaintiffs' reasonable costs and attorneys' fees. No class has been certified and each of the proceedings is at a preliminary stage. No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

        In addition, in March 2008, a derivative action was filed in the Chancery Court of Tennessee for the Thirtieth Judicial District at Memphis, Shelby County, against, among others, MAM, Morgan Keegan, current directors, certain former directors, certain officers of the Company and the Funds' portfolio managers, seeking damages on behalf of the High Income Fund, Intermediate Bond Fund and Short Term Bond Fund. The complaint in this action alleges that defendants breached duties of care and mismanaged the Funds, among other things. The plaintiffs further claim that the Funds' independent auditor failed to conduct the Funds' 2006 audit in accordance with generally accepted auditing standards, and that the Funds' 2006 financial statements were not prepared in accordance with generally accepted accounting principles. The complaint seeks unspecified damages, including compensatory damages and plaintiffs' reasonable costs and attorneys' fees. The proceeding is at a preliminary stage. No relief is sought from the Funds. Defendants have removed the derivative action to federal court.

        Similar claims have been made in lawsuits concerning the Closed-End Funds filed in the United States District Court for the Western District of Tennessee. Defendants are seeking to have the cases involving the Funds and the Closed-End Funds consolidated in a single proceeding.

        MAM and Morgan Keegan are named as defendants in one or more actions filed in the United States District Courts for the Western District of Tennessee and the Northern District of Alabama under the Employee Retirement Income Security Act of 1974 ("ERISA"). Plaintiffs in the ERISA cases seek to represent classes of participants and beneficiaries of savings and retirement plans ("Plans") sponsored by Regions. The complaints in these actions allege that the defendants breached fiduciary duties owed to class members and seek recovery of losses incurred by the Plans by reason of the alleged breaches of duty, restitution and other equitable relief, as well as costs and attorneys' fees. No class has been certified and these proceedings are at a preliminary stage.

                               VOTING INFORMATION

        For each Meeting, the presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. Each outstanding full share of common stock of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such an adjournment.

        All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the New Advisory Agreement as set forth in Proposal 1 and "FOR" the election of each of the Nominees as set forth in Proposal 2.

REQUIRED VOTE

        To pass, Proposal 1 requires with respect to each Fund the vote (1) of 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the Fund's outstanding shares are present or represented by proxy at the Special Meeting, or (2) of more than 50% of the outstanding shares of the Fund, whichever is the less. In the election of directors under Proposal 2, each Nominee must receive a plurality of the votes cast at the Annual Meeting. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The proposals do not require separate voting by class.

        For purposes of determining whether shareholders have approved a proposal, broker non-votes (I.E., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meetings for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes "AGAINST" Proposal 1 because Proposal 1 requires the vote of a specified majority of a Fund's shares. However, the Company understands that brokers may vote on Proposal 2 on behalf of their customers.

        You may revoke your proxy at any time before the Meetings by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Secretary of the Company prior to the Meetings and must include your name and account number. If you attend the Meetings in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

        Shareholders who plan on attending the Meetings will be required to provide valid identification in order to gain admission.

                             SOLICITATION OF PROXIES

        The cost of preparing, assembling, printing and mailing the proxy materials, and any additional solicitation expenses, including reimbursement of brokerage firms and others for their expenses of forwarding proxy materials to the beneficial owners of shares, will not be borne by the Company. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or other electronic communications or personal contact by representatives of Morgan Keegan, the Funds' administrator, none of whom will receive any compensation from the Company for these activities. In addition, Broadridge Financial Solutions, Inc., a proxy solicitation firm, may make solicitations on behalf of the Board by telephone or other means at a cost of approximately  $75,000.00  plus the  expense of any  solicitation.  If votes are recorded by telephone, Morgan Keegan will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

                              SHAREHOLDER PROPOSALS

        The Company does not hold regular annual meetings of shareholders. Shareholders wishing to submit proposals or nominations for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals or nominations to the Secretary of the Company at 50
Front Street, Memphis, Tennessee 38103. There can be no assurance that a shareholders' meeting will be held in the foreseeable future or that any submitted proposal or nomination will be considered at a meeting. The Company has not received any shareholder proposals or nominations to be presented at the Meetings.

                               SHAREHOLDER REPORTS

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND UNAUDITED SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, CONTACT MAM AT 50 FRONT STREET, MEMPHIS, TENNESSEE 38103, OR CALL 1-800-564-2188.

        Shareholders of the Company may have family members living in the same home who also own shares of the Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Funds will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call 1-866-450-8587 or write to the Company at 50 Front Street, Memphis, Tennessee 38103. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Company at the phone number or address listed above.

                                 OTHER BUSINESS

        Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.



May 20, 2008
Memphis, Tennessee

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

        The following table sets forth information about persons who, to the knowledge of the Company, own beneficially 5% or more of a class of each Fund's outstanding securities as of May 5, 2008.

---------------------------------------------------------------------------------------------------
                                 NAME OF FUND AND       NUMBER OF SHARES      PERCENT OF CLASS
NAME OF SHAREHOLDER                   CLASS            BENEFICIALLY OWNED    BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------------
                                  SHORT TERM BOND
Regions Morgan Keegan Trust -     FUND - CLASS A
Funeral Division                  SHARES                    661,112.757             64.27%
                                  SHORT TERM BOND
                                  FUND - CLASS A
Regions Morgan Keegan Trust       SHARES                    134,993.648             13.12%
                                  SHORT TERM BOND
                                  FUND - CLASS A
Regions Morgan Keegan Trust       SHARES                     85,392.228              8.30%
                                  SHORT TERM BOND
                                  FUND - CLASS C
James J. Challen III              SHARES                      3,500.000             13.56%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Donald H. Cheney                  SHARES                      2,701.514             10.46%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Mary Rawlings Reese               SHARES                      2,628.337             10.18%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Mary A. Hahn                      SHARES                      2,581.144             10.00%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Regions Morgan Keegan Trust       SHARES                      2,570.182              9.96%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Susie Parker Holton               SHARES                      1,878.540              7.28%
                                  SHORT TERM BOND
                                  FUND - CLASS C
The Otis T. Gray Trust            SHARES                      1,673.592              6.48%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Kathy H. Stewart                  SHARES                      1,656.627              6.42%
                                  SHORT TERM BOND
                                  FUND - CLASS C
Margaret H. Leake                 SHARES                      1,589.210              6.16%
                                  SHORT TERM BOND
Regions Morgan Keegan Trust-GPC   FUND - CLASS I
Securities                        SHARES                    488,848.117             60.87%
                                  SHORT TERM BOND
                                  FUND - CLASS I
Regions Morgan Keegan Trust       SHARES                    200,774.495             25.00%
Schaedle Worthington Hyde         INTERMEDIATE BOND
Properties LP                     FUND - CLASS A
                                  SHARES                    836,671.774             12.77%
---------------------------------------------------------------------------------------------------

                                                A-1

---------------------------------------------------------------------------------------------------
                                 NAME OF FUND AND       NUMBER OF SHARES      PERCENT OF CLASS
NAME OF SHAREHOLDER                   CLASS            BENEFICIALLY OWNED    BENEFICIALLY OWNED
---------------------------------------------------------------------------------------------------
Lutheran Foundation of the        INTERMEDIATE BOND
Southwest Fixed Fund              FUND - CLASS A
                                  SHARES                    329,789.090              5.03%
Morgan Properties, LLC            INTERMEDIATE BOND      11,068,072.501             75.62%
                                  FUND - CLASS I
                                  SHARES
                                  HIGH INCOME FUND -
The Urban Child Institute         CLASS A SHARES          1,080,166.796             10.34%
Nate and Ann Levine Family        HIGH INCOME FUND -
Foundation                        CLASS A SHARES            691,778.877              6.62%
                                  HIGH INCOME FUND -
Regions Morgan Keegan Trust       CLASS I SHARES          6,470,691.581             31.06%
                                  HIGH INCOME FUND -
Morgan Properties, LLC            CLASS I SHARES          4,287,605.309             20.58%
                                  HIGH INCOME FUND -
Regions Morgan Keegan Trust       CLASS I SHARES          2,172,154.817             10.43%
Regions Morgan Keegan Trust-GPC   HIGH INCOME FUND -
Securities                        CLASS I SHARES          1,197,632.523              5.75%
---------------------------------------------------------------------------------------------------

                                               A-2

                                   APPENDIX B
                                   ----------

                         FORM OF NEW ADVISORY AGREEMENT


        THIS INVESTMENT ADVISORY AGREEMENT made this ____ day of _________, 2008 (the "AGREEMENT"), by and between MORGAN KEEGAN SELECT FUND, INC., a Maryland corporation (hereinafter called the "FUND"), and HYPERION BROOKFIELD ASSET MANAGEMENT, INC., a Delaware corporation (hereinafter called the "ADVISER").

        WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended ("1940 ACT") as an open-end management investment company, and offers for sale three distinct series of shares of common stock, which have been designated Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High
Income Fund (each, referred to herein as a "PORTFOLIO," and together, the "PORTFOLIOS"); and

        WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of the Adviser on behalf of the Portfolios, and to have the Adviser provide or perform for each Portfolio various research, statistical and investment services; and

        WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser Act") and is willing to furnish such services on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

        1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of each Portfolio in the manner set forth in
Section 2 of this Agreement subject to the direction of the Board of Directors (the "Board") and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.   INVESTMENT ADVISORY SERVICES.

                 (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the each Portfolio's investment objective, policies and limitations as provided in its currently effective Prospectus and Statement of Additional Information (the "PROSPECTUS") and other governing instruments, as amended from time to time, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other applicable federal and state laws, and any other directions and policies which the Board may issue to the Adviser from time to time.

                 (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell securities and other investments for each Portfolio.

            B.   CORPORATE MANAGEMENT SERVICES.

                 (i) The Adviser shall furnish for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund pursuant to this Agreement.

                 (ii) The Adviser shall pay the salaries of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities pursuant to this Agreement.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and will provide the Fund and its administrator with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Board and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities. In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, the Advisers Act, and of any rules or regulations of each in force thereunder; (ii) any other applicable provision of law; (iii) the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Fund as set forth in the Fund's then current registration statement on Form

N-1A, as amended or supplemented, and (v) any policies and determinations of the Board of the Fund.

            G. The Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers or administrators, subject to the approval of (i) the Board of the Fund, and (ii) for an investment sub-adviser, the Fund's shareholders, to the extent required by law. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

        3.  EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

            A. The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3.A hereof, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to transactions for each Portfolio set forth in the Fund's registration statement.

            C. Neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

            D. The Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients in order to obtain best execution. For purposes of this Agreement, "best execution" shall be interpreted in accordance with applicable law as it pertains to the management of registered investment companies by registered investment advisers. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in accordance with the 1940 Act and SEC or SEC staff guidance thereunder and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. Subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") provide a Portfolio with brokerage, research, analysis, advice and similar services to execute transactions on behalf of the Portfolio, and the Adviser may cause the Fund to pay to those brokers or dealers in return for brokerage and research services a higher commission than may be charged by other brokers or dealers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to such Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term subject to seeking best execution, the Board may cause or direct the Adviser to effect transactions in securities through brokers or dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

            F. The Adviser may use brokers or dealers who (i) are affiliated with the Adviser provided that no such broker or dealer will be utilized in any transaction in which such broker or dealer acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers or dealers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser will periodically review the Fund's portfolio transactions to ensure that such transactions are conducted in accordance with this Section 3 and shall provide such reports as the Board may reasonably request with respect to each Portfolio's total brokerage and transaction activities and the manner in which that business was allocated.

        4. BOOKS AND RECORDS. The Adviser shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

        5. EXPENSES OF THE FUND. During the term of this Agreement, each Portfolio will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares. Expenses borne by the Portfolios will include, but not be limited to, the following (or each
Portfolio's proportionate share of the following): legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by each Portfolio and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; distribution fees (including those incurred under each Portfolio's plan adopted pursuant to Rule 12b-1 under the 1940 Act); expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, statements of additional information, proxy statements, reports, notices and dividends to shareholders; cost of stationery; costs of stockholders and other meetings of the Fund, including any expenses relating to proxy solicitation and vote tabulation; compensation and expenses of the independent directors of the Fund, and officers of the Fund who are not officers, directors or employees of the Adviser or its affiliates, if any; the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors.

        6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished and expenses assumed hereunder, the Adviser shall receive from each Portfolio an advisory fee at the annual rate listed along with that Portfolio's name in Schedule A attached hereto. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the net assets of each respective Portfolio as determined at the close of business on each day throughout the month. The assets of each Portfolio will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of the net assets of any Portfolio as of some other time on each business day, as of such time with respect to that Portfolio. The first payment of such fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement. In the event that the Adviser's right to such fee commences on a date other than the last day of the month, the fee for such month shall be provided based on the average daily assets of the Portfolio in that period from the date of commencement to the last day of the month. If the Fund determines the value of the net assets of any Portfolio more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of any Portfolio of the Fund is suspended for any particular business day, then the value of the net assets of that Portfolio on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of any Portfolio has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

        7.  ACTIVITIES AND AFFILIATES OF THE ADVISER.

            A. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association, provided that any such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations to the Fund hereunder.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("AFFILIATED ACCOUNTS"). Subject to the provisions of Section 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest. The Adviser shall have no obligation to recommend for the Portfolio a position in any investment which an Affiliated

Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

            C. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that certain Directors, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons," or that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund; and that the effect of any such interests shall be governed by said Articles of Incorporation, By-Laws and the 1940 Act and the rules thereunder.

        8.  LIABILITIES OF THE ADVISER.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

        9. EFFECTIVE DATE; TERM. This Agreement shall begin on the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually by (i) vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (ii) by the Board or with respect to any given Portfolio by a vote of a majority of the outstanding voting securities of such Portfolio.

        10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement, if necessary.

        11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of the affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

        12. TERMINATION. This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.   shall  immediately  terminate in the event of its "assignment";
                 and

            C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

        13. INTERPRETATION AND DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. As used in this Agreement, the terms "AFFILIATED PERSON," "ASSIGNMENT," "CONTROL," "INTERESTED PERSON" AND "VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

        14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to the Fund (attn: [Secretary]) or the Adviser (attn: [_________]) at their respective principal places of business (or to such other addresses or contacts as shall be designated by the Fund or the Adviser in a written notice to the other party).

        15. SEVERABILITY AND SUCCESSORS. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.

        17. CAPTIONS.   The  captions  in   this  Agreement   are  included  for
convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

        18. FORCE MAJEURE. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

        19. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

   IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.



                                      MORGAN KEEGAN SELECT FUND, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title


                                      HYPERION BROOKFIELD ASSET
                                      MANAGEMENT, INC.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE A
                         MORGAN KEEGAN SELECT FUND, INC.
                                  FEE SCHEDULE


                                                                  % of average
                   Portfolio                                    daily net assets
                   ---------                                    ----------------

Regions Morgan Keegan Select Short Term Bond Fund                    0.35%
Regions Morgan Keegan Select Intermediate Bond Fund                  0.40%
Regions Morgan Keegan Select High Income Fund                        0.75%

                         MORGAN KEEGAN SELECT FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 11, 2008

        This proxy is being solicited on behalf of the Board of Directors of Morgan Keegan Select Fund, Inc. (the "Company"), with respect to Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, and relates to the proposal described in the accompanying Proxy Statement. The undersigned hereby appoints as proxies J. Thompson Weller and Charles D. Maxwell, and each of them (with power of substitution), to vote for the undersigned all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held on July 11, 2008 at 12:00 p.m., Central time, at 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR the new investment advisory agreement.

        YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope. Please refer to your broker's voter instruction form for alternative forms of voting.

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   [X]

                                             KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

VOTE ON THE FOLLOWING PROPOSAL:                 FOR        AGAINST      ABSTAIN

1. Approval of a new investment advisory        [ ]          [ ]          [ ]
agreement  between  Hyperion  Brookfield
Asset Management, Inc. and the Company with respect to Regions Morgan Keegan
Select Short Term Bond Fund

Please sign within the box. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

-----------------------------------------------      --------------------------

-----------------------------------------------      --------------------------
Signature                                            Date

-----------------------------------------------      --------------------------

-----------------------------------------------      --------------------------
Signature (Joint Owners)                             Date

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

VOTE ON THE FOLLOWING PROPOSAL:                 FOR      AGAINST      ABSTAIN

1. Approval of a new investment advisory        [ ]        [ ]          [ ]
agreement  between  Hyperion  Brookfield
Asset Management, Inc. and the Company with respect to Regions Morgan Keegan
Select Intermediate Bond Fund

Please sign within the box. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

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Signature                                            Date

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Signature (Joint Owners)                             Date

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND.

VOTE ON THE FOLLOWING PROPOSAL:                 FOR       AGAINST     ABSTAIN

1. Approval of a new investment advisory        [ ]         [ ]         [ ]
agreement  between  Hyperion  Brookfield
Asset Management, Inc. and the Company with respect to Regions Morgan Keegan
Select High Income Fund


Please sign within the box. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

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Signature                                            Date

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Signature (Joint Owners)                             Date

                         MORGAN KEEGAN SELECT FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 11, 2008

        This proxy is being solicited on behalf of the Board of Directors of Morgan Keegan Select Fund, Inc. (the "Company"), with respect to Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, and relates to the proposal described in the accompanying Proxy Statement. The undersigned hereby appoints as proxies J. Thompson Weller and Charles D. Maxwell, and each of them (with power of substitution), to vote for the undersigned all shares of common stock of the undersigned in the Company at the Annual Meeting of Shareholders to be held on July 11, 2008 at 12:00 p.m., Central time, at 7130 Goodlett Farms Parkway, Cordova, Tennessee 38016, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR each nominee.

        YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope. Please refer to your broker's voter instruction form for alternative forms of voting.

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND, REGIONS MORGAN SELECT INTERMEDIATE BOND FUND AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND.

VOTE ON THE FOLLOWING PROPOSAL:             FOR    AGAINST  FOR ALL
                                                             EXCEPT

1.  Election  of  five  members  of  the    [ ]      [ ]      [ ]     To withhold  authority  to
    Company's   Board  of  Directors  to                              vote  for  any  individual
    serve until the next annual  meeting                              nominee(s),  mark "For All
    of  shareholders   and  until  their                              Except"   and   write  the
    successors   are  duly  elected  and                              corresponding      nominee
    qualified:                                                        number(s)   on  the   line
                                                                      below.
        01) Robert F. Birch
        02) Rodman L. Drake
        03) Clifford E. Lai
        04) Stuart A. MacFarland                                      __________________________
        05) Louis P. Salvatore


Please sign within the box. If shares are held jointly,  each Shareholder  named should sign. If only one signs, his or her signature will be binding.  If the Shareholder is a corporation,  the
President  or a Vice  President  should  sign in his or her own  name  indicating  this.  If the
Shareholder is a partnership,  a partner should sign in his or her own name,  indicating that he or she is a "Partner."

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Signature                                                     Date

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--------------------------------------------------------       -------------------------------
Signature (Joint Owners)                                      Date